Exhibit 99.1

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                                FONAR CORPORATION
                                        *
Fonar MRI news @ aol . com                           Inventor of MR Scanning(TM)
For    Immediate   Release                           An    ISO    9001   Company

Contact:    Daniel  Culver                           110      Marcus       Drive
Director of Communications                           Melville,  New  York  11747
Web site:    www.fonar.com                           Telephone:  (631)  694-2929
Email:  investor@fonar.com                           Fax Number: (631)  390-1709
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       FONAR ANNOUNCES FINANCIAL RESULTS FOR THIRD QUARTER OF FISCAL 2010

MELVILLE, NEW YORK, May 17, 2010 - FONAR Corporation (NASDAQ-FONR), The Inventor of MR Scanning(TM), today announced its earnings for the third quarter of fiscal 2010, ending March 31, 2010.

Income from operations for the quarter ending March 31, 2010 was $25,000. This compares to the same period one year earlier, ending March 31, 2009, when income from operations was $762,000. This also compares to the preceding quarter, ending December 31, 2009, when the loss from operations was $1.3 million.

Net loss for the three-month period ending March 31, 2010 was $8,000 as compared to a loss of $1.3 million for the preceding quarter ending December 31, 2009, and a net income of $730,000 for the quarter ending March 31, 2009.

Total net revenues for the three-month period ending March 31, 2010 were $7.5 million, as compared to the quarter ending one year earlier, March 31, 2009, when net revenues were $11.3 million and compared to the preceding quarter ending December 31, 2009, when net revenues were $8.2 million.

Within the revenue category, the management and other fees segment (management of diagnostic imaging centers segment) increased 10% from $2.5 million for the three- month period ending March 31, 2009, to $2.7 million for the three-month period ending March 31, 2010. The service and repair net fees increased 8% from $2.6 million, for the three-month period ending March 31, 2009, to $2.8 million for the three-month period ending March 31, 2010.

For the nine-month period ending March 31, 2010, there was a net loss of $3.0 million as compared to net income of $1.1 million for the nine-month period ending March 31, 2009. Total net revenues for the nine-month period ending March 31, 2010 were $23.2 million, as compared to $29.3 million for the nine-month period ending March 31, 2009.

Total costs and expenses decreased 29% to $7.5 million for the quarter ending March 31, 2010 as compared to $10.5 million for the quarter ending March 31, 2009.

As of March 31, 2010, there were 142 FONAR UPRIGHT(R) Multi-Position(TM) MRI units installed worldwide. During the third quarter of fiscal 2010, total product sales were at $2.0 million.

At the end of the third fiscal quarter of fiscal 2010, total current assets were $15.7 million, total assets were $23.2 million, total current liabilities were $26.5 million, and total long-term liabilities were $2.5 million. Total cash and cash equivalents and marketable securities were $0.6 million.

During the quarter, FONAR expanded its world-wide presence with installations of the FONAR UPRIGHT(R) Multi-Position(TM) MRI started in Australia and North Africa.

In addition, Center for Diagnostic Imaging (CDI) (Minneapolis, MN) completed the installation of its third FONAR UPRIGHT(R) Multi-Position(TM) MRI, which is the first UPRIGHT(R) MRI in Northern Minnesota.

Raymond Damadian, president and chairman of FONAR Corporation said, "FONAR continues to focus its efforts on `selling scans' through its UPRIGHT(R) Multi-Position(TM) MRI, aka STAND-UP(R) MRI, managed sites. Currently, the Company manages nine STAND-UP(R) MRIs and an earlier model FONAR QUAD(TM) MRI through its wholly-owned subsidiary, HMCA (Health Management Corporation of America; www.hmca.com). The centers' performance improved steadily monthly. In fact, the nine STAND- UP(R) MRIs performed a record 3,183 scans during the month of March, 2010, an average of 354 per scanner. This is a 35% increase as compared to 2,354 scans done during the month of March 2009, one year earlier."

"We are delighted with the response of referring physicians to the STAND-UP(R) MRI. It is becoming increasingly obvious to these referring physicians that scanning patients without the forces of gravity, which is the case with all single-position, recumbent-only MRI scanners, results in missed, critical pathology," said Dr. Damadian. "These physicians are now referring their patients to the scanner that makes the best diagnoses, regardless of magnet size. In addition, patients who are claustrophobic are relieved to be scanned comfortably in a spacious, non-claustrophobic environment."

Dr. Damadian remarked, "The ongoing recession and uncertainty with regard to reimbursement and health care reform has required FONAR to continue to cut costs and reduce expenses. Reductions have been made in many categories most significantly in research and development (R&D), and selling, general and administrative (S, G & A) areas. Overall, R&D and S, G &A expenses were reduced over 20% to $3.2 million for the quarter ending March 31, 2010 from $4.1 million during the quarter ending one year earlier at March 31, 2009."

                         FONAR CORPORATION AND SUBSIDIARIES
                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (000's OMITTED)

ASSETS                                                  March 31,   June 30,
                                                          2010        2009
                                                     (UNAUDITED)
Current Assets:                                      -----------    -------
  Cash and cash equivalents                              $   570    $ 1,226

  Marketable securities                                       32         23

  Accounts receivable - net                                5,731      5,392

  Accounts receivable - related parties - net                 59          -

  Medical receivables - net                                  127        374

  Management fee receivable - net                          2,952      3,274

  Management fee receivable - related medical
    practices - net                                        1,814      2,196

  Costs and estimated earnings in excess of
    billings on uncompleted contracts                      1,012      1,476

  Inventories                                              2,931      3,172

  Current portion of advances and notes to related
    medical practices                                        130        165

  Current portion of notes receivable                         86        518

  Prepaid expenses and other current assets                  266        472
                                                          ------     ------
        Total Current Assets                              15,710     18,288
                                                          ------     ------

Property and equipment - net                               2,299      2,892

Advances and notes to related medical practices - net          -         89

Notes receivable - net                                       119      1,779

Other intangible assets - net                              4,707      4,920

Other assets                                                 392        391
                                                        --------   --------
        Total Assets                                    $ 23,227   $ 28,359
                                                        ========   ========

                       FONAR CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (000's OMITTED)

                                                       March 31,   June 30,
LIABILITIES AND STOCKHOLDERS' DEFICIENCY                 2010        2009
                                                      (UNAUDITED)
Current Liabilities:                                  ----------   --------
  Current portion of long-term debt and
    capital leases                                       $   418    $   277
  Current portion of long-term debt - related party           86         80
  Accounts payable                                         3,340      3,519
  Other current liabilities                                7,695      8,460
  Unearned revenue on service contracts                    5,761      5,526
  Unearned revenue on service contracts - related parties     55          -
  Customer advances                                        6,089      9,238
  Billings in excess of costs and estimated
    earnings on uncompleted contracts                      3,047      2,026
                                                          ------     ------
      Total Current Liabilities                           26,491     29,126

Long-Term Liabilities:
  Accounts payable                                           124        184
  Due to related medical practices                           632        643
  Long-term debt and capital leases,
    less current portion                                   1,219        759
  Long-term debt less current portion - related party         95        160
  Other liabilities                                          467        428
                                                          ------     ------
      Total Long-Term Liabilities                          2,537      2,174
                                                          ------     ------
      Total Liabilities                                   29,028     31,300
                                                          ------     ------

STOCKHOLDERS' DEFICIENCY:

Class A non-voting preferred stock $.0001 par value;
1,600,000 authorized, 313,451 issued and outstanding
at March 31, 2010 and June 30, 2009                         -          -

Preferred stock $.001 par value; 2,000,000 shares
Authorized, issued and outstanding - none                   -          -

Common Stock $.0001 par value; 30,000,000 shares
authorized, 4,985,850 and 4,917,918 issued at
March 31, 2010 and June 30, 2009, respectively;
4,974,207 and 4,906,275 outstanding at March 31, 2010
and June 30, 2009, respectively                                1          1

Class B Common Stock $ .0001 par value; 800,000
shares authorized, (10 votes per share), 158 issued
and outstanding at March 31, 2010 and June 30, 2009         -          -

Class C Common Stock $.0001 par value; 2,000,000 shares
authorized, (25 votes per share), 382,513 issued
and outstanding at March 31, 2010 and June 30, 2009         -          -

Paid-in capital in excess of par value                   172,379    172,280
Accumulated other comprehensive loss                    (     13)  (     21)
Accumulated deficit                                     (177,300)  (174,259)
Notes receivable from employee stockholders             (    193)  (    267)
Treasury stock, at cost - 11,643 shares of common stock
  at March 31, 2010 and June 30, 2009                   (    675)  (    675)
                                                         -------    -------
      Total Stockholders' Deficiency                    (  5,801)  (  2,941)
                                                         -------    -------
      Total Liabilities and Stockholders' Deficiency    $ 23,227   $ 28,359
                                                         =======    =======

                       FONAR CORPORATION AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (000's OMITTED, except per share data)

                                                  FOR THE THREE MONTHS ENDED
                                                          MARCH 31,
                                                     ---------------------
                                                       2010         2009
REVENUES                                             --------     --------
  Product sales - net                               $  1,955      $ 6,156
  Service and repair fees - net                        2,778        2,567
  Service and repair fees - related parties - net         55           55
  Management and other fees - net                      1,738        1,736
  Management and other fees - related medical
    practices - net                                      988          742
                                                     --------     --------
     Total Revenues - Net                              7,514       11,256
                                                     --------     --------
COSTS AND EXPENSES
  Costs related to product sales                       1,353        3,325
  Costs related to service and repair fees               566          969
  Costs related to service and repair
    fees - related parties                                11           21
  Costs related to management and other fees           1,338        1,039
  Costs related to management and other
    fees - related medical practices                     703          686
  Research and development                               528          872
  Selling, general and administrative                  2,708        3,219
  Provision for bad debts                                282          363
                                                     --------     --------
     Total Costs and Expenses                          7,489       10,494
                                                     --------     --------
Income From Operations                                    25          762

Interest Expense                                     (    66)     (    75)
Interest Expense - Related Parties                   (    21)           -
Investment Income                                         51           91
Interest Income - Related Party                            2            5
Other Income (Expense)                                     1      (    17)
Provision for Income Taxes                                 -      (    36)
                                                      ------      -------
NET (LOSS) INCOME                                   $ (    8)    $    730
                                                      =======      =======
Net (Loss) Income Available to Common Stockholders  $ (    8)    $    686
                                                      =======      =======
Basic Net (Loss) Income Per Common Share            $ ( 0.00)    $   0.14
                                                     ========     ========
Diluted Net (Loss) Income Per Common Share          $ ( 0.00)    $   0.13
                                                     ========     ========
Basic and Diluted Income Per Share - Common C       $     N/A        0.04
                                                     ========     ========
Weighted Average Basic Shares Outstanding            4,929,752    4,904,275
                                                     =========    =========
Weighted Average Diluted Shares Outstanding          4,929,752    5,031,779
                                                     =========    =========

                       FONAR CORPORATION AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                     (000's OMITTED, except per share data)

                                                   FOR THE NINE MONTHS ENDED
                                                          MARCH 31,
                                                     ---------------------
                                                       2010         2009
REVENUES                                             --------     --------
  Product sales - net                                $ 6,479      $11,975
  Service and repair fees - net                        8,163        7,737
  Service and repair fees - related parties - net        165          165
  Management and other fees - net                      5,212        5,518
  Management and other fees - related medical
    practices - net                                    2,613        2,181
  License fees and royalties                             585        1,755
                                                     --------     --------
     Total Revenues - Net                             23,217       29,331
                                                     --------     --------
COSTS AND EXPENSES
  Costs related to product sales                       5,289        7,590
  Costs related to service and repair fees             2,485        3,008
  Costs related to service and repair
    fees - related parties                                50           64
  Costs related to management and other fees           3,989        3,316
  Costs related to management and other
    fees - related medical practices                   2,208        2,040
  Research and development                             2,159        2,681
  Selling, general and administrative                  9,042        9,955
  Provision for bad debts                                659        1,063
                                                     --------     --------
     Total Costs and Expenses                         25,881       29,717
                                                     --------     --------
Loss From Operations                                 ( 2,664)     (   386)

Interest Expense                                     (   235)     (   193)
Interest Expense - Related Parties                   (    40)          -
Investment Income                                        203          236
Interest Income - Related Party                            9           17
Other Income (Expense)                                    35      (    15)
Minority Interest in Income of Partnerships             -         (    11)
Gain on Sale of Consolidated Subsidiary                 -           1,448
Loss on Note Receivable                              (   350)        -
Provision for Income Taxes                                 -      (    36)
                                                    ---------    ---------
NET (LOSS) INCOME                                   $( 3,042)    $  1,060
                                                    =========    =========
Net (Loss) Income Available to Common Stockholders  $( 3,042)    $    997
                                                    =========    =========
Basic Net (Loss) Income Per Common Share            $ (0.62)     $  0.20
                                                    =========    =========
Diluted Net (Loss) Income Per Common Share          $ (0.62)     $  0.19
                                                    =========    =========
Basic and Diluted Income per share - Common C       $    N/A     $  0.05
                                                    =========    =========
Weighted Average Basic Common Shares Outstanding    4,917,990    4,904,275
                                                    =========    =========
Weighted Average Diluted Common Shares Outstanding  4,917,990    5,031,779
                                                    =========    =========

           Visit FONAR's Website for product and investor information:
                                  www.fonar.com
                                        #

UPRIGHT(R) and STAND-UP(R) are registered trademarks and The Inventor of MR Scanning(TM), Full Range of Motion(TM), pMRI(TM), Dynamic(TM), Multi-Position(TM), True Flow(TM), The Proof is in the Picture(TM), Spondylography(TM) Spondylometry(TM) and Upright Radiology(TM) are trademarks of FONAR Corporation.

This release may include forward-looking statements from the company that may or may not materialize. Additional information on factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

                                       ###